Kinetics Mutual Funds, Inc.
The Internet Fund
The Global Fund
The Paradigm Fund
The Small Cap Opportunities Fund
The Market Opportunities Fund
The Multi-Disciplinary Income Fund
The Kinetics Spin-off and Corporate Restructuring Fund
(each a “Fund”)

Supplement dated June 27, 2025,
to the Statements of Additional Information
dated April 30, 2025

Consistent with a planned retirement previously communicated to the Board of Directors/Board of Trustees of Kinetics Mutual Funds, Inc. (collectively, the “Boards”) Murray Stahl resigned from the Boards effective as of the close of business on June 6, 2025. Accordingly, all references and information pertaining to Mr. Stahl as a Director/Trustee are hereby removed.

Notwithstanding his resignation from the Boards, Mr. Stahl will continue in his role as Co-Portfolio Manager for the applicable Funds.

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Please retain this Supplement with your Statements of Additional Information for future reference.